MODIFICATION, WAIVER AND CONSENT AGREEMENT

This Modification, Waiver and Consent Agreement is made this ____ day of September, 2008 (“Agreement”) among Attitude Drinks Inc., a Delaware corporation (the “Company”), and the signators hereto who are Subscribers under certain Subscription Agreements with the Company dated October 23, 2007 (“Initial Closing”), January 8, 2008 (“Bridge Funding”), and February 15, 2008 (“Second Closing”) (collectively “Subscription Agreements”).

WHEREAS, the Company is contemplating an additional investment of an aggregate of up to $300,000 Purchase Price (“New Financing”) in promissory Notes and Warrants of the Company; and

WHEREAS, the Company is in default of material terms of the Transaction Documents and the Subscribers may elect to exercise their rights to accelerate the Maturity Date of the Notes and foreclose on the Collateral under the Security Agreement.

NOW THEREFORE, in consideration of the promises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby consent and agree as follows:

1. All capitalized terms herein shall have the meanings ascribed to them in the Transaction Documents (as defined in the Subscription Agreements).

2. The undersigned consent to the New Financing and to the amendment of all Schedules, Exhibits and documents including but not limited to the Security Agreement, and Guaranty to include the New Financing and authorize the Collateral Agent to make additional filings at the discretion of the Collateral Agent to memorialize the security interest to be granted, pari pasu among Subscribers and the investors in the New Financing.

3. Annexed hereto is an Amended Schedule A to the Security Agreement, Guaranty and Collateral Agent Agreement which includes the New Financing.

4. The undersigned Subscribers to the October 23, 2007 and February 15, 2008 Subscription Agreement waive the rights granted to them pursuant to Section 12(a), Right of First Refusal, of the Subscription Agreement, only to the extent such rights relate to the New Financing.

5. The Maturity Date of the Bridge Funding Notes is extended to the sooner of January 31, 2009 or the closing of another funding.

6. Subscribers do not waive any of the Company’s defaults under the Transaction Documents. However, Subscribers agree as follows: Accrued interest calculated at the default interest rate of 15% for the period May 7, 2008 through September 8, 2008 in the pro-rata aggregate amount equal to 5% will be added pro-rata to the Principal Amount of each of the Bridge Funding Notes. Additionally, in consideration of Subscribers not exercising their rights to accelerate the Maturity Date of the Bridge Funding Notes and to foreclose on the Collateral, the Company has agreed to increase the outstanding principal amounts of the Bridge Funding Notes by an additional 15%. The new outstanding Principal Amounts of the Bridge Funding Notes are described on Schedule A hereto.

7. All other terms of the Transaction Documents shall remain unamended and in full force and effect.

8. This Agreement constitutes the entire agreement among the parties, and supersedes all prior and contemporaneous agreements and understandings of the parties in connection herewith. No changes, modifications, terminations or waivers of any of the provisions hereof shall be binding unless in writing and signed by all of the parties thereto.

9. Except as expressly modified pursuant to this Agreement, the terms of each Note remains unchanged and in full force and effect.

10. This Agreement may be executed in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Agreement may also be executed by either party hereto by facsimile signature, which shall be deemed to be an original signature of such party hereon.

[THIS SPACE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first written above.

"COMPANY"	"THE COLLATERAL AGENT"
ATTITUDE DRINKS INC.	BARBARA R. MITTMAN
a Delaware corporation

By:
Its:

OCTOBER 23, 2007 AND FEBRUARY	JANUARY 8, 2008
15, 2008 - “SUBSCRIBERS”	“SUBSCRIBERS”

ROY WARREN	MAHONEY ASSOCIATES

ALPHA CAPITAL ANSTALT	CMS CAPITAL

WHALEHAVEN CAPITAL FUND LIMITED	MOMONA CAPITAL LLC

MONARCH CAPITAL FUND LTD.

ESCROW AGENT

GRUSHKO & MITTMAN, P.C.

AMENDED SCHEDULE A TO SECURITY AGREEMENT

LENDER	NOTE PRINCIPAL - OCTOBER 23, 2007 and FEBRUARY 15, 2008 (Initial and Second Closings)	NEW OUTSTANDING NOTE PRINCIPAL AMOUNTS ISSUED ON JANUARY 8, 2008	NEW FINANCING NOTE PRINCIPAL
ROY WARREN 11300 U.S. Highway 1, Suite 207 North Palm Beach, Florida 33408 Fax: (561) 799-5039	$100,000.00	N/A	N/A
ALPHA CAPITAL ANSTALT Pradafant 7 9490 Furstentums Vaduz, Lichtenstein Fax: 011-42-32323196	$600,000.00	N/A	$243,334.00
WHALEHAVEN CAPITAL FUND LIMITED 3rd Fl., 14 Par-La-Ville Rd. Hamilton, Bermuda HM08 Fax: (201) 782-9327	$300,000.00	N/A	N/A
MONARCH CAPITAL FUND LTD. Harbour House, 2nd Floor Waterfront Drive, Road Town Tortola, BVI Fax (284) 494-4771	$200,000	N/A	N/A
MAHONEY ASSOCIATES	N/A	$217,674.00	N/A
CMS CAPITAL 9612 Van Nuys Blvd. #108 Panorama City, CA 91402 Fax: (818) 907-3372	N/A	$72,558.00	N/A
MOMONA CAPITAL LLC 150 Central Park South, 2nd Floor New York, NY 10019 Fax: (212) 586-8244	N/A	$21,768.00	N/A
[INVESTOR - TO BE DETERMINED]	N/A	N/A	$121,666.00
TOTALS	$1,200,000.00	$312,000.00	$365,000.00